UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2016

XFIT BRANDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55372	47-1858485
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

25731 Commercentre Drive, Lake Forest, CA	92630
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 916-9680

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition of Assets of Environmental Turf Services, LLC

On October 14, 2016 but effective as of October 10, 2016, XFit Brands, Inc. (“XFit” or the “Company”) acquired the assets of Environmental Turf Services, LLC (“EnviroTurf”) pursuant to a definitive Asset Purchase Agreement dated October 10, 2016 (the “Purchase Agreement”) between the Company and EnviroTurf. The acquired assets consisted of inventory, accounts receivable, equipment and vehicles, the registered trademark “ENVIROTURF” and the associated goodwill. The acquisition was completed on October 14, 2016 upon delivery and acceptance of the schedules to the Purchase Agreement (the “Acquisition”).

At the closing of the Acquisition, the Company paid and issued to EnviroTurf a total purchase price of $346,000 as follows: (i) assumption of $200,000 of EnviroTurf’s accounts payable and (ii) 2,000,000 restricted shares of XFit Common Stock (the “Purchase Price Shares”), which were valued at the closing price on the date of XFit’s Common Stock on the date of the Acquisition. The Company will fund the non-share purchase price and the costs and expenses of the Acquisition through a combination of cash on hand and internally-generated working capital.

The Purchase Agreement contains customary representations, warranties and covenants by the parties.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is subject and qualified in its entirety by reference to the text of the Purchase Agreement, which is filed as Exhibit 2.1 to this report and incorporated by reference in this Item 1.01. The representations and warranties of the parties in the Purchase Agreement have been made solely for the benefit of the other parties to the Purchase Agreement, and were not intended to be, and should not be, relied upon by any person other than such parties, including shareholders of the Company; should not be treated as categorical statements of fact, but rather as a way of allocating risk between the parties; in some cases have been qualified by disclosures that were made to the other parties in connection with the negotiation of the Purchase Agreement, which disclosures are not necessarily reflected in the Purchase Agreement; may apply standards of materiality in a way that may differ from standards of materiality applied by investors; and were made only as of the date of the Purchase Agreement or as of such other date or dates as may be specified in the Purchase Agreement, and are subject to developments occurring after those dates.

After giving effect to the issuance of the shares of Common Stock issued EnviroTurf at closing, EnviroTurf will beneficially own approximately 7.7% of the Company’s outstanding shares of Common Stock. In addition, pursuant to the Purchase Agreement, Jim Bateman, the majority equity owner of EnviroTurf, entered into an employment agreement with the Company for an initial term ending June 30, 2019 pursuant to which he will be President of the Sports Division and join the Board of Directors of the Company for base compensation of $72,000 per year, In addition, the Company shall also pay to Bateman (i) a commission of $0.05 per square of installed and paid turf from the EnviroTurf business; (ii) 2% of Net Sales (defined as Gross Sales less Discounts) directly generated by Bateman on the sale of any other product in the XFit Brand portfolio; and (iii) an equity bonus equivalent to 100,000 shares of XFit Common Stock or share-based equivalents (subject to adjustments for share splits and recapitalizations) for each $5,000,000 in EnviroTurf Net Sales. Finally, Bateman will be provided an equity incentive of 1,000,000 shares of XFit Common Stock following the successful sales and collection of $5,000,000 in EnviroTurf Net Sales. The foregoing description of the Employment Agreement is not complete and is subject and qualified in its entirety by reference to the text of such agreement, which is filed as Exhibit 10.1 to this report and incorporated by reference in this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described under Item 1.01 of this Current Report on Form 8-K, the Company completed its acquisition of EnviroTurf effective October 10, 2016 for a total purchase price of $346,000 funded with shares of XFit Common Stock and existing working capital. The foregoing does not constitute a complete summary of the Acquisition or the terms of the Purchase Agreement, and reference is made to the disclosures contained in Item 1.01 hereof and the complete text of the Purchase Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K, which are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the shares of Common Stock by XFit pursuant to the Acquisition is incorporated herein by reference. The securities issued pursuant to the Acquisition are restricted securities and were offered and sold in private transactions to an accredited investor (as such term is defined in Rule 501(a), as promulgated under the Securities Act of 1933), without registration under the Securities Act and the securities laws of certain states, in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and similar exemptions under applicable state laws. The securities sold in the foregoing transaction may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Company will furnish the financial statements of the business acquired as required by Item 9.01(a) by amendment not later than 71 calendar days after the date on which the initial Current Report on Form 8-K with respect to the consummation of the Acquisition reported under Item 2.01 of this report is required to have been filed with the SEC pursuant to SEC rules.

(b) Pro Forma Financial Information

The Company will furnish the pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date on which the initial Current Report on Form 8-K with respect to the consummation of the Acquisition reported under Item 2.01 of this report is required to have been filed with the SEC pursuant to SEC rules.

(d) Exhibits

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number Exhibit Title or Description

2.1 Asset Purchase Agreement between the Company and Environmental Turf Services, LLC (The schedules and exhibits to the Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. XFit Brands, Inc. agrees to furnish as supplemental information to the SEC, upon request, a copy of any omitted schedule or exhibit).

10.1 Employment Agreement between the Company and Jim Batemen.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XFIT BRANDS, INC.
(Registrant)

Date: October 19, 2016	By:	/s/ David E. Vautrin
David E. Vautrin
Chief Executive Officer

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